Exhibit 10.4

CONTRATO DE CESIÓN DE DERECHOS QUE OTORGA, POR UNA PARTE, MINERA KENNECOTT, S.A. DE C.V., REPRESENTADA EN ESTE ACTO POR EL SR. DAVE F. SIMPSON Y, POR LA OTRA, MINERA PEÑASQUITO, S.A. DE C.V., REPRESENTADA EN ESTE ACTO POR EL LIC. JOSE MARIA GALLARDO TAMAYO, DE ACUERDO CON LAS SIGUIENTES:		CONTRACT FOR ASSIGNMENT OF RIGHTS GRANTED, BY MINERA KENNECOTT, S.A. DE C.V. REPRESENTED IN THIS AGREEMENT BY MR. DAVE F. SIMPSON, AND MINERA PEÑASQUITO, S.A. DE C.V., REPRESENTED IN THIS AGREEMENT BY ATTORNEY, JOSE MARIA GALLARDO TAMAYO, IN AGREEMENT WITH THE FOLLOWING

D E C L A R A C I O N E S		DECLARATIONS

Declaran las partes en que, para los efectos de este Contrato, las abreviaturas utilizadas se entenderán por:		The parties declare that for the purposes of this Contract, the following definitions shall have the following meanings:

KENNECOTT:	Minera Kennecott, S.A. de C.V., así como sus causahabientes y cesionarios, y cualesquiera personas, sociedad o entidad jurídica, nacional o extranjera, que ésta designase para el ejerciclo de cualquiera de los derechos derivados de este Contrato y que se encuentre legalmente capacitada para ello.	KENNECOTT:	Minera Kennecott, S.A. de C.V., as well as its successors and assigns, and any other persons, companies, or any legal, domestic or foreign entity, authorized to exercise any of the rights derived from this Contract and which possess the legal capacity for such exercise.

PEÑASQUITO:	Minera Peňasquito, S.A. de C.V., así como sus causahabientes y cesionarios, y cualesquiera personas, sociedad o entidad jurídica, nacional o extranjera, que ésta designase para el ejercicio de cualquiera de los derechos derivados de este Contrato y que se encuentre legalmente capacitada para ello.	PEÑASQUITO:	Minera Peñasquito, S.A. de C.V., as well as its successors and assigns, and any other persons, companies, or any legal, domestic or foreign entity, authorized to exercise any of the rights derived from this Contract and which possess the legal capacity for such exercise.

AFILIADOS:	Cualquier persona, sociedad o entidad jurídica que, directa o indirectamente, controle a KENNECOTT o PEÑASQUITO, o sea controlada por las mismas, según sea el caso, entendiéndose por “control” el derecho ha hacer valer más del 50 % de los derechos de votación correspondientes a las acciones de la parte controlada. En el caso de KENNECOTT, se considerara como AFILIADOS a cualquier	AFFILIATES:	Any person, company, partnership or legal entity that directly or indirectly controls KENNECOTT or PEÑASQUITO, or is controlled by the same, as the case may be, understanding that “control” means the right to direct more than 50% of voting rights corresponding to the stock of the controlled party. In the case of KENNECOTT, AFFILIATES are considered as any person, company, or legal entity, independent of its location, for which Rio Tinto Corporation PLC

	persona, sociedad o entidad jurídica que, independientemente de su ubicación, Rio Tinto Corporation PLC posea o controle tales derechos de votación.		possesses or controls such voting rights.

LOS LOTES:	Las Concesiones Mineras con respecto a los lotes descritos en el inciso c) de las Declaraciones de KENNECOTT en este documento, y las que de ellas se deriven.	THE LAND:	The Mining Concessions with respect to the land described in paragraph c) of the Declarations of KENNECOTT in this document and the rights that are derived therefrom.

LOS DERECHOS:	Derechos derivados de los Títulos de Concesión Minera con respecto a LOS LOTES.	THE RIGHTS:	Rights derived from Mining Concession Deeds with respect to THE LAND.

REGISTRO:	El Registro Público de Minería.	REGISTRY:	The Public Mining Registry

LOS CONTRATOS:	Los siguientes Contratos de Cesión de Derechos:	THE CONTRACTS:	The following Assignment Agreements:

	a) Celebrado entre Minera Catasillas, S.A. de C.V. y KENNECOTT, registrado bajo el número 108, a fojas 79 frente y vuelta, del volumen 5, del libro de Actos, Contratos y Convenios Mineros del REGISTRO, el 26 de Febrero de 1997.		a) Agreed to between Minera Catasillas, S.A. de C.V. and KENNECOTT, registered under number 108, page 79 front and back volume 5, of the Mining Acts, Contracts and Agreements book of the REGISTRY, dated February 26, 1997.

	b) Celebrado entre el Lic. José Guadalupe Durón Santillán y KENNECOTT, registrado bajo el número 244, a fojas 172 vuelta a 173 frente, del volumen 7, del libro de Actos, Contratos y Convenios Mineros del REGISTRO, el 30 de Septiembre de 1998.		b) Agreed to between José Guadalupe Durón Santillán, Esq., and KENNECOTT, registered under number 244, page 172 and continuing to 173, of volume 7 of the Mining Acts, Contracts and Agreements book of the REGISTRY, dated September 30, 1998.

	c) Celebrado entre el Ing. Rafael Gaytán Monroy y KENNECOTT, registrado bajo el número 10, a fojas 7 vuelta a 8 frente, del volumen 9, del libro de Actos, Contratos y Convenios Mineros del REGISTRO, el 23 de Octubre de 1998.		c) Agreed to between Engineer, Rafael Gaytán Monroy and KENNECOTT, registered under number 10, page 7 and continuing to 8, of volume 9 of the Mining Acts, Contracts and Agreements book of the REGISTRY, dated October 23, 1998.

LEY:	La Ley Minera.	LAW:	The Mining Law

REGLAMENTO:	Reglamento de la Ley Minera.	REGULATIONS:	Regulations of the Mining Law

IVA:	Impuesto al Valor Agregado.	VAT:	Value Added Tax

ISR:	Impuesto Sobre la Renta.	IT:	Income Taxes

LIR:	Ley del Impuesto Sobre la Renta.	ITL:	Income Tax Law

LFD:	Ley Federal de Derechos.	FRL:	Federal Rights Law

I. Declara el representante de KENNECOTT:	I. Declares the representative of KENNECOTT:

a) Que su representada es una sociedad minera, mexicana, constituída conforme a las Leyes de los Estados Unidos Mexicanos, registrada baja el Numero 104, a Fojas 89 Frente y Vuelta, del Volumen XXIX del Libro General de Sociedades del REGISTRO el 12 de Julio de 1991, con Registro Federal de Causantes MKE-910228-AQA y que, de acuerdo con su objeto social, está capacitada para dedicarse a la exploración y explotación de sustancias concesibles, ser titular de concesiones mineras, así como para celebrar contratos que tengan por objeto transferir derechos derivados de dichas concesiones y, por lo tanto, capacitada para celebrar este Contrato de Cesión de Derecheos.
a) That he represents a Mexican mining company organized under the laws of Mexico, registered under number 104, page 89 front and back, of volume XXIX of the General Book of Companies of the REGISTRY, dated July 12, 1991, with the Federal Entity Register of MKE-910228-AQA, and in accordance with its corporate purpose, has the capacity to engage in the exploration and exploitation of concessionable substances, to be the holder of of mining concessions, as well as to execute contracts transferring rights derived from such concessions, and as a result, has the capacity to execute this Contract for Assignment of Rights.

b) Que tiene facultades suficientes para actuar en nombre y representación de KENNECOTT, obligándola en los términos de este Contrato, facultades que a la fecha de la firma de este documento no le han sido revocadas o modificadas en forma alguna, como consta en la Escritura Pública número 60724, de fecha 15 de Mayo de 1998, otorgada ante el licenciado Armando Gálvez Pérez Aragón, Notario Público 103 del Distrito Federal, además de estar inscrita en el Registro Único de Personas Acreditadas bajo el Número de Acreditamiento 49795/73971, expedido el 7 de Septiembre de 1999.`
b) That he has sufficient authority to act in the name of and to represent KENNECOTT, obligating it to the terms of this Contract, authority that upon the date this document is signed has not been revoked or modified in any form, as confirmed in Public Deed number 60724, dated May 15, 1998, singed before Armando Gálvez Pérez Aragón, Notary Public 103 of the Federal District, in addition to being written in the Exclusive Register of Accredited Persons under Accreditation Number 49795/73971, sent September 7, 1999.

c) Que su representada es titular de las derechos derivados de las Concesiones Mineras con respecto a los lotes que se describen a continuación:	c) That the party he represents is the holder of the rights derived from the Mining Concessions with respect to the land described as follows:

1)	Nombre de la Concesión:	“EL PEÑASQUITO”	1)	Name of the Concession:	“EL PEÑASQUITO”
	Tipo de Concesión:	Explotación		Type of Concession:	Exploitation
	Expediente:	321.43/885		Record:	321.43/885
	Título:	196289		Title:	196289
	Superficie:	2.0000 Hectáreas		Area:	2.0000 Hectacres
	Fecha de Registro:	16 de Julio de 1993		Date of Registry:	July 16, 1993
	Número:	149		Number:	149
	Fojas:	75		Pages:	75
	Volumen:	271		Volume:	271
	Libro:	Concesiones Mineras		Book:	Mining Concessions
	Vigencia a:	11 de Junio de 2011Cesión de Derechos		Term:	June 11, 2011 Assignment of Rights
	Inscrita en el Acta:	108		Inscribed in the Record:	108
	Fojas:	79 frente y vuelta		Pages:	79 front and back
	Volumen:	5		Volume:	5
	Libro:	Actos, Contratos y Convenios Mineros		Book:	Mining Deeds, Contracts and Agreements
	Fecha de inscripción:	26 de Febrero de 1997		Date of inscription:	February 26, 1997

2)	Nombre de la Concesión:	“LA PEÑA”	2)	Name of the Concession:	“LA PEÑA”
	Tipo de Concesión:	Explotación		Type of Concession:	Exploitation
	Expediente:	7/1.3/547		Record:	7/1.3/547
	Título:	203264		Title:	203264
	Superficie:	58.0000 Hectáreas		Area:	58.0000 Hectacres
	Fecha de Registro:	28 de Junio de 1996		Date of Registry:	June 28, 1996
	Número:	284		Number:	284
	Fojas:	142		Pages:	142
	Volumen:	290		Volume:	290
	Libro:	Concesiones Mineras		Book:	Mining Concessions
	Vigencia a:	27 de Junio de 2046		Term:	June 27, 2046
	Cesión de Derechos			Assignment of Rights
	inscrita en el Acta:	108		Inscribed in the Record:	108
	Fojas:	79 frente y vuelta		Pages:	79 front and back
	Volumen:	5		Volume:	5
	Libro:	Actos, Contratos y Convenios Mineros		Book:	Mining Deeds, Contracts and Agreements
	Fecha de inscripción:	26 de Febrero de 1997		Date of inscription:	February 26, 1997

3)	Nombre de la Concesión:	“LAS PEÑAS”	3)	Name of the Concession:	“LAS PEÑAS”
	Tipo de Concesión:	Exploración		Type of Concession:	Exploration
	Expediente:	07/13065		Record:	07/13065
	Título:	195327		Title:	195327
	Superficie:	40.0000 Hectáreas		Area:	40.0000 Hectacres
	Fecha de Registro:	15 de Septiembre de 1992		Date of Registry:	September 15, 1992
	Número:	147		Number:	147
	Fojas:	38		Pages:	38
	Volumen:	269		Volume:	260
	Libro:	Concesiones Mineras		Book:	Mining Concessions
	Vigencia a:	18 de Septiembre de 1998		Term:	September 18, 1998
	Expediente Explotación:	8-1.3/983		Exploitation Record:	8-1.3/983
	Fecha de solicitud:	7 de Septiembre de 1998		Date of Application:	September 7, 1998
	Cesión de Derechos			Assignment of Rights
	inscrita en eI Acta:	108		Inscribed in the Record:	108
	Fojas:	79 frente y vuelta		Pages:	79 front and back
	Volumen:	5		Volume:	5
	Libro:	Actos, Contratos y Convenios Mineros		Book:	Mining Deeds, Contracts and Agreements
	Fecha de inscripción:	26 de Febrero de 1997		Date of inscription:	February 26, 1997

4)	Nombre de la Concesión:	“ALFA”	4)	Name of the Concession:	“ALFA”
	Tipo de Concesión:	Explotación		Type of Concession:	Exploitation
	Expediente:	7/1.3/485		Record:	7/1.3/485
	Título:	201997		Title:	201997
	Superficie:	1,100.0000 Hectáreas		Area:	1,1000.0000 Hectacres
	Fecha de Registro:	11 de Octubre de 1995		Date of Registry:	October 11, 1995
	Número:	97		Number:	97
	Fojas:	49		Pages:	49
	Volumen:	287		Volume:	287
	Libro:	Concesiones Mineras		Book:	Mining Concessions
	Vigencia a:	10 de Octubre de 2045		Term:	October 10, 2045
	Cesión de Derechos			Assignment of Rights
	inscrita en el Acta:	244		Inscribed in the Act:	244
	Fojas:	172 vuelta a 173 frente		Pages:	172 continuing to front of 173
	Volumen:	7		Volume:	7
	Libro:	Actos, Contratos y Convenios Mineros		Book:	Mining Deeds, Contracts and Agreements
	Fecha de inscripción:	30 de Septiembre de 1998		Date of inscription:	September 30, 1998

5)	Nombre de la Concesión:	“BETA”	5)	Name of the Concession:	“BETA”
	Tipo de Concesión:	Exploración		Type of Concession:	Exploration
	Expediente:	7/13187		Record:	7/13187
	Tßtulo:	198921		Title:	198921
	Superficie:	2,054.7609 Hectáreas		Area:	2,054.7609 Hectacres
	Fecha de Registro:	31 de Enero de 1994		Date of Registry:	January 31, 1994
	Número:	261		Number:	261
	Fojas:	131		Pages:	131
	Volumen:	278		Volume:	278
	Libro:	Concesiones Mineras		Book:	Mining Concessions
	Vigencia a:	30 de Enero de 2000		Term:	January 30, 2000
	Cesión de Derechos			Assignment of Rights
	inscrita en el Acta:	10		Inscribed in the Record:	10
	Fojas:	7 vuelta a 8 frente		Pages:	7 continuing to front of 8
	Volumen:	9		Volume:	9
	Libro:	Actos, Contratos y Convenios Mineros		Book:	Mining Deeds, Contracts and Agreements
	Fecha de inscripción:	23 de Octubre de 1998		Date of inscription:	October 23, 1998

Sin perjuicio de tercero que mejor derecho tenga.	Without prejudice of a third party who may have better rights.

d) Continúa declarando KENNECOTT que LOS DERECHOS que en este acto cede a favor de PEÑASQUITO son los derivados de LOS LOTES, además de las obligaciones derivadas de LOS CONTRATOS.	d) KENNECOTT continues declaring that THE RIGHTS that in this deed are assigned in favor of PEÑASQUITO are those derived from THE LAND in addition to the obligations derived from THE CONTRACTS.

e) Que los derechos y capacidad legal de KENNECOTT, respecto de LOS LOTES, no han sido limitados, ni revocados, y que no se encuentra en conocimiento de oposición alguna de cualquier tercero, respecto de la firma de este documento.
e) That the rights and legal capacity of KENNECOTT, with respect to THE LAND, have not been limited, or revoked, and that it is not aware of any opposition from any third party with respect to the signing of this document.

f) Que desea ceder a PEÑASQUITO, en las términos de este instrumento, LOS DERECHOS.	f) That it wishes to assign to PEÑASQUITO, according to the terms of this instrument, THE RIGHTS.

II. Declara el representante de PEÑASQUITO:	II. Declares the representative of PEÑASQUITO

a) Que su representada es una sociedad minera, mexicana, constituída conforme a las Leyes de los Estados Unidos Mexicanos, con solicitud de inscripción al REGISTRO bajo el Número 610/32177, de fecha 13 de Octubre de 1999, con Registro Federal de Causantes MPE — 990122 — 137 y que, de acuerdo con su objeto social, está capacitada para dedicarse a la exploración y explotación de sustancias concesibles, ser titular de concesiones mineras, así como para celebrar contratos que tengan por objeto adquirir derechos derivados de dichas concesiones y, por lo tanto, capacitada para celebrar este Contrato de Cesión de Derechos.
a) That he represents a Mexican mining company organized according to the laws of Mexico, with an application of a record to the REGISTRY under number 610/32177, dated October 13, 1999, with the Federal Entity Register of MPE-990122-137 and that in accordance with its corporate purpose, has the capacity to engage in the exploration and exploitation of concessionable substances, to be the holder of mining concessions, as well as to execute contracts to acquire rights derived from such concessions, and, as a result, has the capacity to execute this Contract for Assignment of Rights.

b) Que tiene facultades suficientes para actuar en nombre y representación de PEÑASQUITO, obligándoIa en los términos de este Contrato, facultades que a la fecha de la firma de este documento no le han sido revocadas o modificadas en forma alguna, como consta en la Escritura Pública número 44,340, de fecha 21 de Enero de 1999, otorgada ante el licenciado Jorge Robles Farías, Notario Público número 12 de Guadalajara, Jalisco.
b) That he has sufficient authority to act in the name of and to represent PEÑASQUITO, binding it to the terms of this Contract, authority that upon the date this document is signed have not been revoked or modified in any form, as confirmed in Public Deed number 44,340, dated January 21, 1999, signed before the attorney, Jorge Robles Farías, Notary Public number 12 of Guadalajara, Jalisco.

c) Que PEÑASQUITO conoce LOS LOTES y LOS CONTRATOS, y los acepta en las condiciones establecidas en las Declaraciones de KENNECOTT, y que desea recibir LOS DERECHOS por parte de KENNECOTT, en los términos de este instrumento, dando continuidad al cumplimiento de LOS CONTRATOS.
c) That PEÑASQUITO is familiar with THE LAND and THE CONTRACTS, and accepts them under the established conditions as set forth in the Declarations of KENNECOTT, and that it desires to receive THE RIGHTS on behalf of KENNECOTT according to the terms of this instrument, giving continuity to the fulfillment of THE CONTRACTS.

En virtud de lo anterior, las partes celebran el presente Contrato conforme a las siguientes:	In witness to the foregoing, the parties enter into the present Contract in accordance with the following:

C L A U S U L A S	CLAUSES

PRIMERA. KENNECOTT cede a PEÑASQUITO, y ésta acepta la cesión, adquiriendo LOS DERECHOS, además de todas las obligaciones pactadas por KENNECOTT en LOS CONTRATOS, obligandose PEÑASQUITO desde ahora al total cumplimiento de las mismas.
FIRST. KENNECOTT assigns to PEÑASQUITO, and PEÑASQUITO accepts the assignment, acquiring THE RIGHTS in addition to all of the obligations agreed to by KENNECOTT in THE CONTRACTS, and PEÑASQUITO covenants from this day forward to comply completely with the same.

SEGUNDA. Por la cesión de LOS DERECHOS antes mencionada, KENNECOTT, recibirá como contraprestación por parte de PEÑASQUITO, siempre y cuando ésta lleve a cabo trabajos de explotación en LOS LOTES, una regalía sobre liquidaciones netas sobre fundición como se define en el ANEXO 1 que se acompaña a este documento, teniéndose aquí como integramente reproducido, formando parte integrante del mismo, igual al 2% (dos por ciento), por las ventas de minerales provenientes de LOS LOTES, sin incluir subsidio alguno o devoluciones de impuestos que el Gobierno Federal pudiese otorgar a PEÑASQUITO par cualquier motivo, de acuerdo con lo estipulado en el ANEXO 1 antes mencionado.
SECOND. As a result of the assignment of THE RIGHTS aforementioned, KENNECOTT will receive as consideration from PEÑASQUITO, if and when it carries out exploitation activities in THE LAND, net smelter returns royalties, as defined in ANNEX 1, an accurate copy of which is attached to this document, and forms an integrated part of the same, equal to 2% (two percent), of the mineral sales originating from THE LAND, without including any subsidies or reimbursements of taxes that the Federal Government may grant PEÑASQUITO for any reason in accordance with that stipulated in the aforementioned ANNEX 1.

Las partes están de acuerdo en que a los pagos anteriores se les agregará eI IVA correspondiente a tales cantidades, las cuales podrán ser cubiertas en su equivalente en Moneda Nacional, al tipo de cambio para solventar obligaciones denominadas en moneda extranjera pagaderas en la República Mexicana que publique eI Banco de México en el Diario Oficial de la Federación en la fecha del pago.
The parties agree that to the payments previously mentioned will be added VAT corresponding to such amounts, which can be covered in its equivalent in pesos, at an exchange rate to settle obligations denominated in foreign currency payable in the Mexican Republic published by the Bank of Mexico in the Official Journal of the Federation on the date of payment.

TERCERA. Las partes convienen en que, con excepción del derecho de KENNECOTT a percibir las regalías antes mencionadas, a partir de la fecha en que ambas partes firmen y ratifiquen este documento ante notario público, todos los derechos y obligaciones, anteriores, presentes y futuras, que se deriven de las Concesiones Mineras con respecto a LOS LOTES y de LOS CONTRATOS, serán a favor y a cargo de PEÑASQUITO, la cual asumirá y llevará a cabo, a su propio costo y riesgo, todas las obligaciones relacionadas con LOS LOTES y LOS CONTRATOS, e indemnizará y liberará a KENNECOTT de cualquier responsabilidad, costo o gasto relacionado con las actividades de PEÑASQUITO en LOS LOTES.
THIRD. The parties agree that, with the exception of KENNECOTT’s right to receive the aforementioned royalties, from the date both parties sign and ratify this document before a notary public, all the past, present and future rights and obligations derived from the Mining Concessions with respect to THE LAND and THE CONTRACTS will be the rights and responsibilities of PEÑASQUITO, which will assume and carry out, at its own expense and at its own risk, all of the obligations related to THE LAND and THE CONTRACTS, and will indemnify and hold harmless KENNECOTT from any responsibility, cost or expense related to PEÑASQUITO’s activities on THE LAND.

CUARTA. Las partes se reconocen mutuamente capacidad y personalidad para celebrar este Contrato.	FOURTH. The parties mutually recognize that they have the capacity and legal status to execute this Contract.

QUINTA. PEÑASQUITO se obIiga expresamente a inscribir este Contrato en el REGISTRO, para lo cual, KENNECOTT se compromete a cooperar con PEÑASQUITO en todo lo que fuese necesario para que la mencionada inscripción se lleve a cabo sin contratiempos.
FIFTH. PEÑASQUITO expressly agrees to record this Contract in the REGISTRY, and KENNECOTT agrees to cooperate with PEÑASQUITO with all that is necessary to carry out the aforementioned inscription without delay.

SEXTA. KENNECOTT se obliga a proporcionar a PEÑASQUITO toda la información que se le solicite, así como firmar, acreditar y cumplir cualquier otro requisito necesario, a fin de que este última ejercite los derechos que aquí se le confieren.
SIXTH. KENNECOTT agrees to provide PEÑASQUITO with all requested information, as well as to execute, authorize, and comply with any other necessary condition, in order to bestow the rights herein conferred.

SÉPTIMA. Mientras exista el derecho de KENNECOTT a recibir la regalía sobre liquidaciones netas sobre fundición pactada en la Clausula SEGUNDA de este documento, PEÑASQUITO se obliga a garantizar la existencia, legitimidad y disponibilidad de LOS DERECHOS, incluyendo el solicitar oportunamente la solicitud de concesión minera de explotación con respecto a LOS LOTES cuyo vencimiento llegase a ocurrir, y a no incurrir en ninguna de las causas de nulidad, canceIación, suspensión e insubsistencia de derechos a que se refieren los Artículos correspondientes de la LEY y eI REGLAMENTO, de lo contrario, desde ahora, se compromete, en su caso, a reparar los daños y perjuicios que el incumplimiento a alguna de sus obligaciones hubiese ocasionada a KENNECOTT, sin embargo, KENNECOTT, sí así lo decide, podrá coadyuvar con PEÑASQUITO en la defensa de LOS DERECHOS, en el entendido de que los honorarios y demás gastos que esto genere serán cubiertos por esta última.
SEVENTH. While KENNECOTT’s right to receive net smelter returns royalties as agreed to in the SECOND Clause of this document exists, PEÑASQUITO agrees to guarantee the existence, legitimacy and availability of THE RIGHTS, including applying for an exploitation mining concession in a timely manner with respect to THE LAND when they mature, and to not incur any of the causes of nullities, cancellation, suspension or baseless rights as referred in the applicable Articles in the LAW and the REGULATIONS, from this day forward, in the event the contrary occurs, PEÑASQUITO agrees to repay any damages and costs as a result of noncompliance with its obligations which may affect KENNECOTT, nevertheless KENNECOTT, in its discretion, may assist PEÑASQUITO in defending THE RIGHTS, with the understanding that the fees and additional costs generated shall be borne by the latter.

Asimismo, en caso de que PEÑASQUITO decida solicitar el desistimiento o reducción de la superficie concesionada que ampara LOS LOTES, deberá notificar a KENNECOTT dicha decisión, esta última tendrá un plazo de 30 (treinta) dias naturales para dar respuesta por escrito a PEÑASQUITO otorgando su conformidad con el desistimiento o reducción que PEÑASQUITO pretenda efectuar, o bien, solicitando a PEÑASQUITO le ceda los derechos derivados del título de concesión minera con respecto a alguno de LOS LOTES del cual pretenda desistirse, o la superficie de alguna de LOS LOTES que pretenda abandonar, previa división que se haga del lote de que se trate.
Similarly, in the event that PEÑASQUITO decides to solicit the abandonment or to reduce the area protected by the concessions in THE LAND, it shall notify KENNECOTT of its decision, and KENNECOTT shall have 30 (thirty) days to submit a written response to PEÑASQUITO granting its approval of abandonment or reduction that PEÑASQUITO seeks to effect, or requesting that PEÑASQUITO assign to KENNECOTT the rights derived from the mining concession deeds with respect to any of THE LAND which it intends to abandon or the area of THE LAND that it intends to abandon, prior to dividing the affected lproperty.

Transcurrido el plaza de 30 (treinta) dias naturales a que se refiere el párrafo anterior, si que medie contestación de KENNECOTT, PEÑASQUITO podrá libremente desistirse o reducir la superficie de que se trate, sin responsabilidad ante KENNECOTT.
After the passage of 30 (thirty) days as mentioned in the previous paragraph, if KENNECOTT intervenes and contests, PEÑASQUITO may freely abandon or reduce the area in question without responsibility to KENNECOTT.

OCTAVA. PENASQUTIO se obliga a cumplir con la ejecución y con la comprobación de obras o trabajos de exploración y demás obligaciones a que se refieren los Artículos 27, 28, 29 y demás aplicables de la LEY y del REGLAMENTO, incluyendo el pago de los derechos sobre minería que establece la LFD con respecto a LOS LOTES.
EIGHTH. PEÑASQUITO agrees to comply with the execution and with verification of exploration works or projects and the rest of the obligations referred to in Articles 27, 28, 29 and also applicable to the LAW and REGULATIONS, including the payment of mining rights established in the FRL with respect to THE LAND.

NOVENA. Todos los avisos y notificaciones que las partes deban darse conforme al presente Contrato, se harán mediante carta certificada, con acuse de recibo, enviada a los siguientes domicilios:	NINTH. All notices and demands the parties are required to give each other in accordance with the present Contract will be done pursuant to certified letter, with acknowledgment of receipt, sent to the following addresses:

“KENNECOTT”	“KENNECOTT”
MINERA KENNECOTT, S.A. DE C.V.	MINERA KENNECOTT, S.A. DE C.V.
NEBULOSA 3019	NEBULOSA 3019
COL. JARDINES DEL BOSQUE	COL. JARDINES DEL BOSQUE
GUADALAJARA, JALISCO 44520	GUADALAJARA, JALISCO 44520
TEL. (3) 647-9131	TEL. (3) 647-9131
FAX (3) 122-0367	FAX (3) 122-0367

Atención Sr. Dave F. Simpson	Attention: Mr. Dave F. Simpson

“PEÑASQUITO”	“PEÑASQUITO”
MINERA PEÑASQUITO, S.A. DE C.V.	MINERA PEÑASQUITO, S.A. DE C.V.
RICARDO FLORES MAGON NO. 67, INT. 8 - G	RICARDO FLORES MAGON NO. 67, INT. 8 - G
COL. CENTRO	COL. CENTRO
H. DEL PARRAL, CHIHUAHUA 33800	H. DEL PARRAL, CHIHUAHUA 33800
TEL. Y FAX (152) 2-22-93	TEL. and FAX (152) 2-22-93

Atención Sr. Thomas Charles Patton	Attention Mr. Thomas Charles Patton

Cualquier cambio de domicilio o de representante, se notificará por escrito, entregado en forma fehaciente.	Any change in address or in representative shall be noted in writing, delivered in the manner set forth above.

DÉCIMA. Todos los gastos, derechos, honorarios e impuestos que se causen con motivo del otorgamiento de este Contrato, convienen las partes que sean por cuenta de PEÑASQUITO. El ISR a cargo de KENNECOTT, quien se obliga a expedir las facturas correspondientes por las cantidades que llegase a recibir por concepto de las regalías pactadas en este contrato, en los términos de la LIR, las que deberán ser presentadas a PEÑASQUITO a más tardar en la fecha del pago que le corresponda. Asimismo, las partes se obligan a dar cumplimiento con todas las obligaciones que le imponen las Ieyes fiscales vigentes, en virtud de haber manifestado en sus Declaraciones estar inscritas en el Registro Federal de Contribuyentes y que su actividad preponderante es la que la LIR califica como Sociedades Mercantiles. Desde ahora, KENNECOTT, con fundamento en la LIR, autoriza a PEÑASQUITO para que ésta efectúe las retenciones necesarias, de conformidad con las leyes aplicables de la materia, siempre y cuando procedan dichas retenciones al momento de los pagos, en cuyo caso se expedirán a satisfacción de las partes los comprobantes correspondientes, lo anterior, dado que las Concesiones Mineras objeto de este Contrato forma parte de la actividad manifestada.
TENTH. The parties agree that all of the expenses, rights, fees and taxes resulting from the grant of this Contract will be borne by PEÑASQUITO. Income taxes will be for the account of KENNECOTT, which agrees to send its corresponding invoices for the amount it receives for its royalties as agreed to in this contract, according to terms of the ITL, which should be presented to PEÑASQUITO no later than the corresponding pay date. Similarly, the parties agree to comply with all obligations imposed by current fiscal laws, in accordance with what has been stated in their Declaration, to be recorded in the Federal Registry of Taxpayers and that their predominant activities are those which the ITL characterized as a Commercial Corporation. As of today, KENNECOTT, based on the ITL, authorizes PEÑASQUITO to effectuate necessary withholdings according to the applicable laws, provided that said withholding occurs at the time of payment, in which case proof of the foregoing will be provided to the satisfaction of the parties, given the object of the Mining Concessions that form the object of this Contract form a part of the manifested activity.

DÉCIMA PRIMERA. En eI supuesto de que el REGISTRO, considerase necesario que este documento y los que de éI se deriven se contengan en escritura pública, KENNECOTT, autoriza a PEÑASQUITO, desde ahora, a elevarlos a escritura pública ante el Notario Público de su elección y sin necesidad de la comparecencia de KENNECOTT.
ELEVENTH. In the event that the REGISTRY considers it necessary that this document and those from which it is derived be in the form of public deeds, KENNECOTT authorizes PEÑASQUITO, from now on, to make them part of the public record before a notary public of choosing without an appearance by KENNECOTT.

DÉCIMA SEGUNDA. Cualquiera de las partes tendrá eI derecho, previo consentimiento de la otra parte, el cual no será negado sin existir causa razonable, a ceder los derechos y las obligaciones que de este documento derivan a favor y a cargo de la misma, en el entendido de que la cesionaria se subrogará en los derechos y obligaciones de la parte cedente.
TWELFTH. Anyone of the parties has the right, with the prior consent of the other party, which consent will not be withheld without a reasonable basis, to assign the rights and obligations derived in this document for the benefit and burden of the same upon the understating that the assignment will subrogate the rights and obligations to the assignor.

En caso de que la parte que deba otorgar su consentimiento no manifieste objeción en el término de 30 (treinta) días naturales siguientes a la fecha en que se solicite su consentimiento, se entenderá que otorga dicho consentimiento.
In the event that the party needing to grant consent does not object at the end of 30 (thirty) days following the date in which consent has been requested, it will be understood that consent has been granted.

El derecho de KENNECOTT a la regalía sobre liquidaciones netas sobre fundición continuará, aún y cuando se lleve a cabo cualesquier modificación a cualquiera de las concesiones mineras con respecto a LOS LOTES, incluyendo la elevación a explotación, reducciones, unificaciones, prórrogas de vigencia, o extensiones de éstas. Esta regalia será parte de LOS LOTES y será aplicable a cualquier persona física o moral que explote y comercialice productos minerales procedentes de los mismos, por lo que en el caso de que PEÑASQUITO llegase a ceder sus derechos y obligaciones a un tercero, este deberá reconocer par escrito este derecho de KENNECOTT, además de obligarse a inscribir de inmediato dicho documento en el REGISTRO, a su propio costo.
KENNECOTT’s right to net smelter returns royalties shall continue despite any modification in the mining concessions with respect to THE LAND, including the elevation to exploitation, reductions, and unifications, delays to maturity or extensions. This royalty shall be part of THE LAND and will apply to any legal entity that exploits and commercializes mineral products deriving from the same, which in the event that PEÑASQUITO assigns its obligations to a third party, it will notify KENNECOTT in addition to agreeing to immediately inscribe such a document in the REGISTRY, while bearing the cost.

DÉCIMA TERCERA. Este Contrato será obligatorio para las partes, sus herederos, causahabientes o cesionarios. Las partes, no obstante la naturaleza de este instrumento, declaran expresamente que en las convenciones objeto del mismo no existe lesión y, aún cuando la hubiese, renuncian expresamente al derecho de pedir la nulidad relativa de que tratan los Artículos 2228 y 2239 del Código Civil para el Distrito Federal en Materia Común y para toda la República en Materia Federal y los Artículos correlativos de los Códigos Civiles de todas las Entidades de los Estados Unidos Mexicanos.
THIRTEENTH. This Contract is binding on the parties, their heirs, successors or assignees. The parties, despite the nature of this instrument, expressly declare that no injury exists, and if there was injury, they expressly renounce the right to seek a relative nullity of contracts pursuant to Articles 2228 and 2239 of the Civil Code for the Federal District in Common Material and for all the Republic in Federal Material and the corresponding Articles in the Civil Codes of all the Entities of Mexico.

DÉCIMA CUARTA. Este Contrato se celebra en los términos del Artículo 78 del Código de Comercio, es de naturaleza mercantil, por lo que, para lo que no esté expresamente aquí pactado y para la interpretación y cumplimiento del mismo, se aplicarán la LEY, el REGLAMENTO y la Legislación Mercantil, así como, supletoriamente, el Código Civil para el Distrito Federal en Materia Común y para toda la República en Materia Federal, para lo no previsto en las dos primeras legislaciones. Para la resolución de cualquier controversia que surgiese con motivo de este documento, las partes se someten expresamente a la jurisdicción de los tribunales competentes en la Ciudad de Guadalajara, Jalisco, renunciando a cualquier jurisdicción que pudiese corresponderles en razón de sus actuales o futuros domicilios o por cualquier otra causa.
FOURTEENTH. This contract is entered into according to the terms of Article 78 of the Commercial Code, is of a commercial nature, such that what is not expressly agreed to and for the interpretation and compliance of the same, the LAW, the REGULATIONS and Commercial Legislation, supplements the Civil Code for the Federal District in Common Matters for all of the Republic in Federal Matters, to what is not foreseen in the first two legislatures. To resolve any controversy arising between the parties as a result of this document, the parties expressly submit themselves to the jurisdiction of the competent tribunals in the City of Guadalajara, Jalisco and waive any other jurisdiction that might entertain a cause of action despite the parties’ actual or future locations or any other cause.

Este documento es hecho en cuatro ejemplares, uno para cada una de las partes, otro para fines notariales y el restante para eI REGISTRO y, una vez Ieído, lo ratifican en todo sus términos y firman, para debida constancia, el 29 de OCTUBRE de 1999, en Ciudad de Guadalajara, Jalisco.
Four copies were made of this document, one for each party, another for notary purposes, and the remainder for the REGISTRY, and once read and ratified in accordance with all its terms and signed, for due verification, the 29th of OCTOBER of 1999, in the City of Guadalajara, Jalisco.

“KENNECOTT”	“PEÑASQUITO”	“KENNECOTT”	“PEÑASQUITO”

MINERA KENNECOTT, S.A. DE C.V.	MINERA PEÑASQUITO, S.A. DE C.V.	MINERA KENNECOTT, S.A. DE C.V.	MINERA PEÑASQUITO, S.A. DE C.V.
Dave F. Simpson	Lic. José María Gallardo Tamayo	Dave F. Simpson	Lic. José María Gallardo Tamayo
Representante legal	Representante legal	Legal Representative	Legal Representaitve

ANEXO 1	ANNEX 1

De conformidad con el Contrato de Cesión de Derechos al que pertenece este documento, celebrado entre MINERA KENNECOTT, S.A. DE C.V. (En lo sucesivo “TITULAR DE LA REGALÍA”) y MINERA PEÑASQUITO, S.A. DE C.V. (En lo sucesivo “DEUDOR DE LA REGALÍA”), sobre las concesiones mineras que se mencionan en el inciso c) de las declaraciones de MINERA KENNECOTT, S.A. DE C.V. en dicho Contrato, descritas como LOS LOTES, esta última tiene derecho a una regalía equivalente aI 2% (dos por ciento), conformidad con la Clausula SEGUNDA del citado Cantrato, sabre las liquidaciones netas sobre fundición (En lo sucesivo “RSLNSF”) pagadera por MINERA PEÑASQUITO, S.A. DE C.V.
This document is part of the Contract for Assignment of Rights entered into between MINERA KENNECOTT, S.A. DE C.V. (known as the ROYALTY HOLDER) and MINERA PEÑASQUITO, S.A. DE C.V. (known as the ROYALTY PAYOR), over mining concessions mentioned in paragraph c) in the Declarations of MINERA KENNCOTT, S.A. DE C.V. in the aforementioned Contract, in which KENNECOTT, S.A. DE C.V. has a right to a royalty equivalent to 2% (two percent), in accordance with the SECOND Clause of the aforementioned Contract over smelter returns (the “NET SMELTER RETURN ROYALTY”) in THE LAND, paid by MINERA PEÑASQUITO, S.A. DE C.V.

1. RSLNSF	1. NET SMELTER RETURN ROYALTY

1.1 Es la valuntad de las partes que la RSLNSF establecida más adelante en este documento, se calculará en base al valor determinado dentro de las colindancias de LOS LOTES de los productos minerales producidos y vendidos, o considerados como vendidos, calculado en base a los precios publicados para plata, oro y cobre refinados o en base a los ingresos reales de ventas por otros productos minerales, como se define a continuación. El TITULAR DE LA REGALÍA reconoce que puede ser necesario o apropiado el procesar, tratar o mejorar productos minerales producidos a partir de LOS LOTES antes de que sean vendidos o se consideren como vendidos, y que para determinar el valor de dichos productos dentro de las colindancias de LOS LOTES, todos los costos realizados o que se consideren realizados por el DEUDOR DE LA REGALÍA después de que los productos minerales abandonen LOS LOTES serán deducidos de los ingresos recibidos, o que se consideren haber sido recibidos por el DEUDOR DE LA REGALÍA. La obligación de pagar la RSLNSF se acumulará tomando en base la praducción de metales refinados en favor de la cuenta del DEUDOR DE LA REGALÍA que satisfagan los requisitos de los precios especificos publicados, o la venta más próxima de metales no refinados, minerales comerciales, concentrados, minerales u otros productos minerales, como se define más adelante.

1.1. It is the intention of the ROYALTY PAYOR and the ROYALTY HOLDER that the NET SMELTER RETURN ROYALTY hereinafter provided be based upon the value at the boundary of THE LAND of the mineral products produced and sold or deemed sold, determined by reference to published prices for refined silver, gold and copper or the actual proceeds of sales for other mineral products, all as hereinafter provided. The ROYALTY HOLDER acknowledges it may be necessary or appropriate to process, treat or upgrade mineral products off THE LAND before they are sold or deemed sold; and that to determine the value of such mineral products within the boundaries of THE LAND, all costs incurred or deemed incurred by the ROYALTY PAYOR after the mineral products leave the THE LAND shall be deducted from the proceeds received or deemed to be received by the ROYALTY PAYOR. The obligation to pay the NET SMELTER RETURN ROYALTY shall accrue upon the outturn of refined metals meeting the requirements of the specified published price to the ROYALTY PAYOR’s account or the sooner sale of unrefined metals, dore, concentrates, ores or other mineral products, as hereinafter provided.

1.2 El DEUDOR DE LA REGALÍA deberá pagar	1.2. The ROYALTY PAYOR shall pay to the

al TITULAR DE LA REGALÍA, una RSLNSF equivalente al 2% (dos par ciento), de conformidad con la Clausula SEGUNDA del Cantrato al que se anexa eI presente documento, del Valor Neto de todos los minerales, metales y materiales extraídos y obtenidos dentro del perimetro de LOS LOTES que sean vendidos, a que se consideren como vendidos, por o para el DEUDOR DE LA REGALÍA.

ROYALTY HOLDER a NET SMELTER RETURN ROYALTY equal to 2% (two percent), in accordance with the SECOND Clause of the Contract, of which this anex is part, of the Net Value of all ores, minerals, metals and materials mined and removed from THE LAND and sold or deemed to have been sold by or for the ROYALTY PAYOR.

1.3 Para efectos del presente Anexo, se entenderá por Valor Neto, eI Valor Bruto de dichos minerales metálicos, minerales, metales a materiales, deduciendo todos los costos, cargos y gastos pagados o incurridos por el DEUDOR DE LA REGALÍA con respecto a dichos productos pagados o que se consideren incurridos por el DEUDOR DE LA REGALÍA, después de que dichos productos abandonen LOS LOTES, incluyendo los siguientes, descritos en forma enunciativa más no limitativa:

1.3. As used herein, “Net Value” means the Gross Value of such ores, minerals, metals or materials, less all costs, charges and expenses paid or incurred by the ROYALTY PAYOR with respect to such products paid or deemed incurred by the ROYALTY PAYOR after such products leave THE LAND, including, but not limited to:

1.3.1  Cargos por tratamiento en at proceso de fundición y refinación (Incluyenda los costos por el manejo, procesamiento, intereses y cuotas provisionales de liquidación, muestreos, ensayes y gastos de representación así como castigos y cualesquiera otras deducciones atribuibles a su procesamiento).

1.3.1.  Charges for treatment in the smelting and refining process (including handling, processing, interest and provisional settlement fees, sampling, assaying and representation costs, penalties and other process deductions);

1.3.2  Costos reales de transportación (Incluyendo fletes, seguro, vigilancia, impuestos por operación, manejo, almacenaje, retrasos y gastos subsecuentes que sean incurridos par razón de o en el transcurso de dicha transportación) de minerales comerciales, concentrados u otros productos, desde LOS LOTES al lugar de tratamiento y, posteriormente, al lugar de venta;

1.3.2.  Actual costs of transportation (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay and forwarding expenses incurred by reason of or in the course of such transportation) of ores, minerals, concentrates or other products from THE LAND to the place of treatment and then to the place of sale;

1.3.3  Costos reales de venta y correduria relacionados con los minerales comerciales crudos y otros minerales para los cuales se debe calcular la RSLNSF en base a los ingresos recibidos por el TITULAR DE LA REGALÍA, como se establece en los subincisos 1.4.4 y 1.4.5 siguientes y, una cantidad fija por los costos razanables de ventas y costos por correduría por metales refinados objeto de la RSLNSF, establecidos en los subincisos 1.4.1, 1.4.2 y 1.4.3 siguientes; y

1.3.3.  Actual sales and brokerage costs on raw commercial ores and other minerals for which the NET SMELTER RETURN ROYALTY is based on proceeds received by the ROYALTY HOLDER as hereinafter provided in subsections 1.4.4 and 1.4.5 below, and a fixed allowance for reasonable sales and brokerage costs for refined metals subject to the NET SMELTER RETURN ROYALTY hereinafter provided in subsections 1.4.1, 1.4.2 and 1.4.3 below; and

1.3.4 Impuestos sobre producción de minerales, venta, uso, finiquito e impuestos ad valorem, así como cualquier otro impuesto calculado en base a la producción de minerales.	1.3.4. Taxes over the production of minerals, their sale, use, severance, and ad valorem taxes, and any other tax on or measured by mineral production.

1.4 Para efectos de lo señalado en este Anexo, el término “Valor Bruto” tendrá los siguientes significados para las siguientes categorias de metales, productos minerales y minerales producidos y vendidos por el DEUDOR DE LA REGALÍA:
1.4. “Gross Value” shall have the following meanings in this Annex for the following categories of metals, minerals products and minerals produced and sold by the ROYALTY PAYOR:

1.4.1  Si el DEUDOR DE LA REGALÍA logra producir oro refinado (Cumpliendo las especificaciones de la London Bullion Market Association) extraido de minerales procedentes de LOS LOTES, para efectos de determinar la RSLNSF, el oro refinado será considerado como vendido al Precio Promedio Mensual del Oro para el mes en que se hubiera producido, y el Valor Bruto se determinará multiplicando la Producción de Oro durante el mes calendario de que se trate, por el Precio Promedio Mensual del Oro. Para los efectos del presente Anexo, se entiende por “Producción de Oro”, la cantidad de oro refinado producido en favor de la cuenta del DEUDOR DE LA REGALÍA por una fundición o refinería independiente, a partir del oro producido en LOS LOTES durante el mes calendario de que se trate, ya sea en base a las Iiquidaciones provisionales o finales. Asimismo, se entenderá por “Precio Premedio Mensual del Oro”, el promedio del precio establecido por la London Bullion Market Association P.M. Gold Fix, calculado al dividir la suma de dichos precios reportados para el mes calendario de que se trate, entre el número de días para los que dichos precios fueron reportados.

1.4.1.  If the ROYALTY PAYOR causes refined gold (meeting the specifications of the London Bullion Market Association) to be produced from ores mined from THE LAND, for purposes of determining the NET SMELTER RETURN ROYALTY the refined gold shall be deemed to have been sold at the Monthly Average Gold Price for the month in which it was produced, and the Gross Value shall be determined by multiplying Gold Production during the calendar month by Monthly Average Gold Price. As used herein, “Gold Production” shall mean the quantity of refined gold outturned to the ROYALTY PAYOR’s pool account by an independent third-party refinery for gold produced from THE LAND during the calendar month on either a provisional or final settlement basis. As used herein, “Monthly Average Gold Price” shall mean the average London Bullion Market Association P.M. Gold Fix, calculated by dividing the sum of all such prices reported for the month by the number of days for which such prices were reported.

1.4.2  Si el DEUDOR DE LA REGALÍA logra producir plata refinada (Cumpliendo las especificaciones para la plata refinada objeta del Precio de la Plata de Nueva York publicado por Handy & Harman) extraída a partir de minerales procedentes de LOS LOTES, para efectos de determinar la RSLNSF, la plate refinada se considerará como

1.4.2.  If the ROYALTY PAYOR causes refined silver (meeting the specifications for refined silver subject to the New York Silver Price published by Handy & Harman) to be produced from ore mined from THE LAND, for purposes of determining the NET SMELTER RETURN ROYALTY the refined silver shall be deemed to have been sold at the Monthly Average Silver vendida al Precio Promedio Mensual de la Plata para el mes en que fue producida, y el Valor Bruto se determinará multiplicando la Producción de Plata durante el mes calendario por el Precio Promedio Mensual de la Plata. Como “Producción de Plata” se entiende la cantidad de plata refinada producida en favor de la cuenta del DEUDOR DE LA REGALÍA por una fundición a refinería independiente, a partir de la plata producida en LOS LOTES durante el mes calendario de que se trate, ya sea en una base a las Iiquidaciones provisionales o finales. Como “Precio Promedio Mensual de la Plata” se entiende el promedio del precio establecido por el New York Silver Price publicado diariamente por Handy & Herman, calculado al dividir la suma de dichos precios reportados para el mes calendario de que se trate, entre el número de días para los que dichos precios fueron reportados.

Price for the month in which it was produced, and the Gross Value shall be determined by multiplying Silver Production during the calendar month by the Monthly Average Silver Price. As used herein, Silver Production shall mean the quantity of refined silver outturned to the ROYALTY PAYOR’s pool account by an independent third-party refinery for silver produced from THE LAND during the calendar month on either a provisional or final settlement basis. As used herein, “Monthly Average Silver Price” shall mean the average New York Silver Price as published daily by Handy & Harman, calculated by dividing the sum of all such prices reported for the calendar month by the number of days for which such prices were reported.

1.4.3  Si el DEUDOR DE LA REGALÍA logra producir cobre refinado (Cumpliendo las especificaciones para el cobre refinado sujeto al Precio Comex de Nueva York) que vaya a ser producido a partir de los minerales extraídas de LOS LOTES, para los efectos de determinar la RSLNSF, el cobre refinado se considerará vendido al Precio Promedio Mensual del Cobre para el mes en que hubiera sido producido, y el Valor Bruto se determinará multiplicando la Producción de Cobre durante el mes calendario de que se trate, por el Precio Promedio Mensual del Cobre. Por “Producción de Cobre” se entiende la cantidad de cobre refinado producido en favor de la cuenta del DEUDOR DE LA REGALÍA por una fundición de cobre independiente, producida a partir del cobre producido en LOS LOTES, durante el mes calendario de que se trate, ya sea en base a liquidaciones provisionales o finales. Para efectos del presente Anexo se entiende por “Precio Promedio Mensual del Cobre”, el promedio del precio establecido por el New York Commodities Exchange Price para cobre de alta ley, publicado diariamente en el Wall Street Journal, calculado al dividir la suma de dichos precios reportados para el mes calendario de que se trate, entre eI número de días para los que dichos precios fueron reportados.

1.4.3.  If the ROYALTY PAYOR causes refined copper (meeting the specifications for refined copper subject to the New York Comex Price) to be produced from ore mined from THE LAND, for the purposes of determining the NET SMELTER RETURN ROYALTY the refined copper shall be deemed to have been sold at the Monthly Average Copper Price for the month in which it was produced, and the Gross Value shall be determined by multiplying Copper Production during the calendar month by the Monthly Average Copper Price. As used herein Copper Production shall mean the quantity of refined copper outturned to the ROYALTY PAYOR’s pool account by an independent third party smelter for copper produced from THE LAND during the calendar month on either a provisional or final settlement basis. As used herein, Monthly Average Copper Price shall mean the average New York Commodities Exchange Price for high grade copper as published daily in the Wall Street Journal, calculated by dividing the sum of all such prices reported for the calendar month by the number of days for which such prices were reported.

1.4.4  Si el DEUDOR DE LA REGALÍA logra producir metales refinados o procesados diferentes del oro y plata refinados a partir de minerales extraídos de LOS LOTES, el Valor Bruto deberá ser igual a la cantidad de ingresos efectivamente recibidos por el DEUDOR DE LA REGALÍA durante el mes calendario de la venta de dichos metales refinados o procesados.

1.4.4.  If the ROYALTY PAYOR causes refined or processed metals other than refined gold and refined silver to be produced from ores mined from THE LAND, the Gross Value shall be equal to the amount of the proceeds actually received by the ROYALTY PAYOR during the calendar month from the sale of such refined or processed metals.

1.4.5  En caso de que el DEUDOR DE LA REGALÍA logre vender minerales no procesados, doré o concentrados producidos de minerales extraídos de LOS LOTES, entonces eI Valor Bruto deberá ser igual a la cantidad de ingresos recibidos por el DEUDOR DE LA REGALÍA durante el mes calendario de la venta de dichos minerales metálicos en bruto, doré, concentrados o metales refinados.

1.4.5.  In the event that the ROYALTY PAYOR sells raw ores, or dore or concentrates produced from ores mined from THE LAND, then the Gross Value shall be equal to the amount of the proceeds actually received by the ROYALTY PAYOR during the calendar month from the sale of such raw ore, dore, concentrates or refined metal.

1.4.6  Cuando la producción de metales refinados sea efectuada por una refineria o fundición independiente en forma provisional, el Valor Bruto se basará en la liquidación provisional, pero deberá ajustarse en las liquidaciones subsecuentes para completar el total del mineral refinado que dicha refineria o fundición establezca en la liquidación final.

1.4.6.  Where outturn of refined metals is made by an independent third party refinery on a provisional basis, the Gross Value shall be based upon the amount of such provisional settlement, but shall be adjusted in subsequent statements to account for the amount of refined metal established by final settlement by such refinery.

1.4.7  El DEUDOR DE LA REGALÍA acepta que eI prepósito de los subincisos 1.4.1, 1.4.2 y 1.4.3 anteriores es el de pagar al TITULAR DE LA REGALÍA la RSLNSF, teniendo como base el valor del oro, plata y cobre refinados producidos a partir de minerales extraídos de LOS LOTES, de acuerdo con el London Bullion Market Association P.M. Gold Fix para el oro, el New York Silver Price publicado por Handy & Harman para la plata y el New York Commodities Exchange Price para cobre de alta ley publicado por Comex para eI cobre, sin importar el precio o ingresos recibidos efectivamente por el DEUDOR DE LA REGALÍA, por o en relación a dichos metales, o la forma en que se lleve a cabo la venta del metal

1.4.7.  The ROYALTY HOLDER acknowledges that the purpose of subsections 1.4.1, 1.4.2 and 1.4.3 above is to pay the ROYALTY HOLDER a NET SMELTER RETURN ROYALTY on the basis of value of the refined gold, silver and copper produced from minerals mined from THE LAND as established by the London Bullion Market Association P.M. Gold Fix for gold, the New York Silver Price as published by Handy & Harman for silver and the New York High Grade Copper Price as published by Comex, regardless of the price or proceeds actually received by the ROYALTY PAYOR for or in connection with such metal or the manner in which a sale of refined metal to a third party is made by the ROYALTY PAYOR. The ROYALTY HOLDER further refinado, por parte del DEUDOR DE LA REGALÍA a un tercero. El TITULAR DE LA REGALÍA acepta que el DEUDOR DE LA REGALÍA tendrá el derecho a comercializar y vender, o abstenerse de vender oro, plata, cobre refinados y otros metales producidos a partir de LOS LOTES, en cualquiera manera que elija, y que el DEUDOR DE LA REGALÍA tendrá el derecho de comprometerse en ventas anticipadas, a futuro u opciones de comercialización, y otras medidas compensatorias o protectoras de precios, y acuerdos especulativos (En lo sucesivo “Actividades de Comercio”) que pueden implicar la posible entrega de oro, plata, cobre y otros metales producidos a partir de LOS LOTES. El TITULAR DE LA REGALÍA específicamente reconoce y acepta que no estará facultado para participar en los ingresos ni estará obligado a compartir cualesquier pérdida generada por las prácticas de mercado o de ventas llevadas a cabo por el DEUDOR DE LA REGALÍA o por sus Actividades de Comercio.

acknowledges that the ROYALTY PAYOR shall have the right to market and sell or refrain from selling refined gold, silver, copper and other metals produced from THE LAND in any manner it may elect, and that the ROYALTY PAYOR shall have the right to engage in forward sales, future trading or commodity options trading, and other price hedging, price protection, and speculative arrangements (“Trading Activities”) which may involve the possible delivery of gold, silver, copper or other metals produced from THE LAND. The ROYALTY HOLDER specifically acknowledges and agrees that the ROYALTY HOLDER shall not be entitled to participate in the proceeds or be obligated to share in any losses generated by the ROYALTY PAYOR’s actual marketing or sales practices or by its Trading Activities.

1.4.8  El DEUDOR DE LA REGALÍA podrá, pero no estará obligado, a beneficiar, tratar, clasificar, concentrar, refinar, fundir o, de cualquier otra manera, procesar y mejorar la calidad de los minerales, concentrados, y otros productos minerales comerciales producidos de minerales extraídes a partir de LOS LOTES, con anterioridad a su venta, transferencia o cesión a un comprador, usuario o consumidor diferente del DEUDOR DE LA REGALÍA. El DEUDOR DE LA REGALÍA no será responsable por las pérdidas de valores minerales en dichos procesos realizados bajo prácticas aceptables.

1.4.8.  The ROYALTY PAYOR may, but is not obligated to, beneficiate, mill, sort, concentrate, refine, smelt, or otherwise process and upgrade the ores, concentrates, and other mineral products produced from ores mined from THE LAND prior to sale, transfer, or conveyance to a purchaser, user or consumer other than the ROYALTY PAYOR. The ROYALTY PAYOR shall not be liable for mineral values lost in such processing under sound practices.

1.4.9  El DEUDOR DE LA REGALÍA tendrá el derecho a vender a AFILIADOS minerales procedentes de LOS LOTES en forma de minerales no procesados, doré o concentrados, en el entendido de que dichas ventas se considerarán, únicamente para efectos de calcular el Valor Nete, como vendidas a precios y en términos no menos favorables que aquellos que se presentarían en circunstancias similares con un tercero no afiliado.

1.4.9.  The ROYALTY PAYOR shall be permitted to sell minerals from THE LAND in the form of raw ore, dore, or concentrates to an affiliated party, provided that such sales shall be considered, solely for the purpose of computing Net Value, to have been sold at prices and on terms no less favorable than those which would be extended to an unaffiliated third party under similar circumstances.

1.4.10  Todos los minerales para los cuales se deba pagar la RSLNSF deberán ser pesados o medidos por volumen y analizados en concordancia con las prácticas aceptables en la industria minero-metalúrgica. Después de dichas mediciones, el DEUDOR DE LA REGALÍA podrá mezclar o combinar dichos minerales, materiales o productos con minerales, materiales o productos de otras propiedades.

1.4.10.  All minerals for which a NET SMELTER RETURN ROYALTY is payable shall be weighed or measured, sampled and analyzed in accordance with sound mining and metallurgical practices. After such measurement, the ROYALTY PAYOR may mix or commingle such minerals, materials or products with ores, materials or products from other THE LAND.

1.4.11  Los pagos relacianados con la RSLNSF tendrán vencimiento y serán liquidados en pagos trimestrales a más tardar el último día natural del mes siguiente de cada trimestre que se trate. Estos pagos deberán acampañarse de los comprobantes que demuestren a detalle y claramente la cantidad y calidad de los metales refinados, doré, concentrados, u otros productos minerales producidos y vendidos, o considerados como vendidos, por el DEUDOR DE LA REGALÍA, por el trimestre precedente; el precio promedio mensual determinado en la forma anteriormente establecida para los metales refinados por los que se debe pagar la RSLNSF; los ingresos de ventas de otros productos minerales por los que se deba dicha regalía; costos y otros deducciones; y demás información pertinente con el detalle suficiente para explicar la manera en que se calculó el pago de la RSLNSF.

1.4.11.  NET SMELTER RETURN ROYALTIES shall become due and payable quarterly on the last day of each month following the last day of the calendar quarter in which the same accrued. NET SMELTER RETURN ROYALTY payments shall be accompanied by a statement showing in reasonable detail the quantities and grades of the refined metals, dore, concentrates, or other mineral products produced and sold or deemed sold by the ROYALTY PAYOR in the preceding calendar quarter; the average monthly price determined as herein provided for refined metals on which the NET SMELTER RETURN ROYALTY is due; the proceeds of sale for other mineral products on which the royalty is due; costs, and other deductions; and other pertinent information in sufficient detail to explain the calculation of the NET SMELTER RETURN ROYALTY payment.

Dichos reportes trimestrales deberán también enumerar la cantidad y calidad de cualquier doré de oro, plata, a cátodo de cobre que haya sido retenido en inventario por más de 60 (Sesenta) días naturales. El TITULAR DE LA REGALÍA tendrá 15 (Quince) días naturales después de la recepción de cada reporte trimestral para: (i) solicitar que eI doré se considere vendido en ese decimoquinto día natural, como se establece en los subincisos 1.4.1 y 1.4.2 anteriores, en en base al peso y ley calculados en la mina para dicho doré, y utilizando un cargo previsto por todas las deducciones que se especifican en los subincisos 1.1 y 1.3 anteriores, los cuales deberán basarse en los cargos más recientes hechos al DEUDOR DE LA REGALÍA por dichos servicios por un tercero no afiliado, o (ii) elegir esperar hasta el momento en que el oro o la plata refinada de dicho doré a cátodo de cobre sea efectivamente entregado al DEUDOR DE LA REGALÍA, o dicho doré sea vendido por el

Such quarterly statements shall also list the quantity and quality of any gold and silver dore, or copper cathode which has been retained as inventory for more than sixty (60) days. The ROYALTY HOLDER shall have fifteen (15) days after receipt of the statement to either (1) request that the dore be deemed sold as provided in subsections 1.4.1 and 1.4.2 above as of such fifteenth day utilizing the mine weights and assays for such dore and utilizing a deemed charge for all deductions specified in subsections 1.1 and 1.3 above which shall be based upon the most recent charges to the ROYALTY PAYOR for such services by an unaffiliated third party, or (2) elect to wait until the time that refined gold or silver from such dore or copper cathode is actually outturned to the ROYALTY PAYOR or such dore is sooner sold by the ROYALTY PAYOR. The failure of the ROYALTY HOLDER to respond within such time shall be deemed to be an election under (2) above. No royalty shall be due with respect to stockpiles of ores or

DEUDOR DE LA REGALÍA. El incumplimiento por parte del TITULAR DE LA REGALÍA para responder dentro de dicho plazo se considerará como una elección en los términos del inciso (ii) anterior. No se deberá ninguna regalía con respecto a los inventarios de minerales o concentrados a menos y hasta que dichos mineralos o concentrados sean efectivamente vendidos.
concentrates unless and until such ores or concentrates are actually sold.

Todas los pagos relacionados con la RSLNSF se considerarán finales y en pleno cumplimiento de todas las obligaciones del DEUDOR DE LA REGALÍA con respecto a las mismas, a menos que el TITULAR DE LA REGALÍA proporcione al DEUDOR DE LA REGALÍA una notificación por escrito describiendo y estableciendo una objeción específica a los cálculos de las mismas dentro de los 120 (Ciento veinte) días naturales después de que el TITULAR DE LA REGALÍA hubiesen recibido el reporte trimestral antes mencionado. Si el TITULAR DE LA REGALÍA objeta un reporte trimestrel en particular, de acuerde a lo establecido anteriormente, el TITULAR DE LA REGALÍA, por un período de 30 (Treinta) días naturales después de la recepción de la notificación por parte del DEUDOR DE LA REGALÍA de dicha objeción, tendrá el derecho en y durante un tiempo razonable, para tener acceso a los libros del DEUDOR DE LA REGALÍA, y a los registros relacionados con el cálculo del reporte de la regalía en cuestión, y auditar mediante un contador público titulado aprobado por el TITULAR DE LA REGALÍA y por el DEUDOR DE LA REGALÍA. Si en dicha auditoria se determina que ha habido una deficiencia o un excedente en el pago efectuado al TITULAR DE LA REGALÍA, dicha deficiencia o excedente deberá compensarse ajustando el pago correspondiente en eI siguiente trimestre en que haya que pagarse la RSLNSF, conforme a los términos establecidos en el presente Anexo. El TITULAR DE LA REGALÍA pagará los gastos incurridos por dicha auditoria, a menos que se determine una deficiencia del 5% (Cinco por ciento) o más, con respecto de la cantidad que debía haber sido pagada. El DEUDOR DE LA REGALÍA deberá pagar los gastos de dicha auditoria si se determina la existencia de una deficiencia del 5% (Cinco por ciento o más, respecto de la cantidad que debió haber sido pagada. Todos las libros y registros en pleados por el DEUDOR DE LA REGALÍA para calcular las regalías pagaderas bajo los terminos aqui establecidos, así como los pagos de dichas regalías, se mantendrán conforme a los principios de contabilidad generalmente aceptados. La falta de objeción por parte del TITULAR DE LA REGALÍA hacia el DEUDOR DE LA REGALÍA en relación a ajustes en los pagos de regalías dentro del período de los 120 (Ciento veinte) días naturales antes mencionados, dará lugar, a partir de ese momento, a la prescripción del derecho para establecer excepciones o reclamaciones en relación a ajustes a los pagos de que se trate.
All NET SMELTER RETURN ROYALTY payments shall be considered final and in full satisfaction of all obligations of the ROYALTY PAYOR with respect thereto, unless the ROYALTY HOLDER gives the ROYALTY PAYOR written notice describing and setting forth a specific objection to the calculation thereof within one hundred twenty (120) days after receipt by the ROYALTY HOLDER of the quarterly statement herein provided for. If the ROYALTY HOLDER objects to a particular quarterly statement as herein provided, the ROYALTY HOLDER shall, for a period of thirty (30) days after the ROYALTY PAYOR’s receipt of notice of such objection, have the right, upon reasonable notice and at a reasonable time, to have the ROYALTY PAYOR’s accounts and records relating to the calculation of the Situation Royalty in question audited by a certified public accountant acceptable to the ROYALTY HOLDER and to the ROYALTY PAYOR. If such audit determines that there has been a deficiency or an excess in the payment made to the ROYALTY HOLDER such deficiency or excess shall be resolved by adjusting the next quarterly NET SMELTER RETURN ROYALTY payment due hereunder. The ROYALTY HOLDER shall pay all costs of such audit unless a deficiency of 5% (five percent) or more of the amount due is determined to exist. The ROYALTY PAYOR shall pay the costs of such audit if a deficiency of five percent or more of the amount due is determined to exist. All books and records used by the ROYALTY PAYOR to calculate royalties due hereunder shall Royalty payment due hereunder shall be kept in accordance with generally accepted accounting principles. Failure on the part of the ROYALTY HOLDER to make claim on the ROYALTY PAYOR for adjustment in such 120 (one-hundred twenty) — day period shall establish the correctness and preclude the filing of exceptions thereto or making of claims for adjustment thereon.

2. GENERALES.		2. GENERALITIES.

2.1	A menos de que se especifique de otra forma, los términos en mayúscula en este Anexo tendrán los mismos significados establecidos en el Contrato al que pertenece.	2.1	Unless specified in another form, the capitalized terms in this Annex shall have the same meaning established in the Contract to which it pertains.

2.2	El derecho a la RSLNSF continuará, aún y cuando se lleve a cabo cualesquier modificación a cualquiera de las concesiones mineras con respecto a LOS LOTES, incluyendo las elevaciones a explotación, prórrogas de vigencia, o extensiones de éstas, pero sin incluir los terrenos abandonados por las reducciones de superficie y desistimientos autorizados de LOS LOTES. Esta regalía sobre estas concesiones será parte de éstas y será aplicable a cualquier persona fisica o moral que explote y comercialice productos minerales procedentes de estas concesiones.	2.2	The right to the NET SMELTER RETURN ROYALTY shall continue despite any modification to any of the mining concessions with respect to THE LAND, including the elevation to exploitation, reductions, and unifications, delays to maturity or extensions. This royalty shall be part of THE LAND and will apply to any legal entity that exploits and commercializes mineral products deriving from the same, which, in the event that PEÑASQUITO assigns its obligations to a third party, it will notify KENNECOTT in addition to agreeing to immediately inscribe such a document in the REGISTRY, while bearing the cost.

2.3	Todas las comunicaciones que se hagan las partes con relación a este Anexo serán conforme a lo establecido en la Cláusula NOVENA del Contrato al que pertenece este documento.	2.3	All of the communications made between the parties with respect to this Annex shall be in accordance with the terms set forth in the NINTH Clause of the Contract to which this document pertains.

“KENNECOTT”	“PEÑASQUITO”	“KENNECOTT”	“PEÑASQUITO”

MINERA KENNECOTT, S.A. DE C.V.	MINERA PEÑASQUITO, S.A. DE C.V.	MINERA KENNECOTT, S.A. DE C.V.	MINERA PEÑASQUITO, S.A. DE C.V.
Dave F. Simpson	Lic. José María Gallardo Tamayo	Dave F. Simpson	Lic. José María Gallardo Tamayo
Representante Legal	Representante Legal	Legal Representative	Legal Representative

RATIFICACIÓN	CONFIRMATION

ACTA NUMERO: 1,421 MIL CUATROCIENTOS VEINTIUNO.	DEED NUMBER: 1,421 ONE-THOUSAND FOUR-HUNDRED TWENTY-ONE

LIBRO DE REGISTRO DE ACTAS Y PÓLIZAS.	BOOK OF REGISTERY FOR DEEDS AND POLICIES

     En la ciudad de Guadalajara, Jalisca a los 29 veintinueve días de Octubre de 1999 mil novecientos noventa y nueve ante mí Licenciado Diego Robles Farias, Corredor Público número veinte de la Plaza Jalisco, comparecieron:
In the city of Guadalajara, Jalisco on 29 twenty-nine days of October of 1999, nineteen hundred and ninety-nine, before me, the attorney, Diego Robles Farias, Public Agent number twenty of Plaza Jalisco, made an appearance:

1.- Por una parte el señor DAVE FRANK SIMPSON KRIEDERS en representación de la empresa “MINERA KENNECOTT”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, como Cedente.	1.- On behalf of one of the parties, Mr. DAVE FRANK SIMPSON KRIEDERS as representative of the company “MINERA KENNECOTT,” CORPORATION WITH VARIABLE CAPITAL, as the Assignor.

     2.- Por otra parte el Licenciado JOSÉ MARÍA GALLARDO TAMAYO en representación de la empresa “MINERA PEÑASQUITO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE en calidad de cesionaria del contrato de Cesión de Derechos que antecede a la presente.
2. – On behalf of the other party, JOSÉ MARÍA GALLARDO TAMAYO as representative of the company “MINERA PEÑASQUITO,” CORPORATION WITH VARIABLE CAPITAL appearing as the assignee of the preceding Contract for Assignment of Rights

I.- Que para todos los efectos legales a que haya Iugar, ratifican en este acto el contenido del contrato de cesión de Derechos que antecede, por ser la fiel expresión de sus voluntades.	I. To give legal effect to the terms of the contract, the representatives hereby certify that the terms are accurate and that they voluntarily consent to the terms of the preceding Contract for Assignment of Rights.

II.- Que reconocen como suyas las firmas que lo calzan, por haber sido puestas de su puño y letra y ser las mismas que usan en todos sus asuntos y negocios.	II. – They verify that the signatures given by their hand and writing are the same signatures used in all of their business and transactions.

     III.- Los señores DAVE FRANK SIMPSON KRIEDERS y JOSÉ MARÍA GALLARDO TAMAYO, declaran que sus representadas tienen capacidad legal y que la representación que ostentan no les ha sido revocada ni limitada, encontrándose vigente a la fecha de la presente ratificación.
III. – Misters DAVE FRANK SIMPSON KRIEDERS and JOSE MARIA GALLARDO TAMAYO declare that their clients have legal capacity and that their representation of these clients and the authority bestowed upon them by these clients has not been revoked nor limited, and that their authority is valid on the date of this ratification.

POR LO ANTES EXPUESTO, EL CORREDOR QUE SUSCRIBE DOY FE:	ACCORDING TO THE AFOREMENTIONED DECLARATIONS, THE SUBSCRIBING AGENT CERTIFIES:

     PRIMERO.- De que conozco a los comparecientes, a quienes conceptúo con capacidad legal para contratar y obligarse, pues no encuentro en ellos manifestaciones evidentes de incapacidad ni he tenido noticias de que estén sujetos a interdicción; y quienes además se identificaron con los documentos que me presentan y de los cuales agrego copia a mi archivo.
FIRST. – That I know the people appearing before me, whom I know as having the legal capacity to contract and to obligate themselves, and I see no evidence of incapacity, nor has it come to my knowledge that they are prohibited from signing; and who have identified themselves with the documents they have presented, which I will copy and to my archives.

     SEGUNDO.- Que por sus generales, los comparecientes manifestaron ser: DAVID FRANK SIMPSON KRIEDERS, de nacionalidad Norteamericana, casado, profesionista, originario de la ciudad de Boulder, Colorado, Estados Unidos de América en donde nació el día 2
SECOND. — Those appearing before me are: DAVID FRANK SIMPSON KRIEDERS, of American nationality, a married professional, originally from Boulder, Colorado, in the United States of America, who was born November 2, 1956, nineteen hundred fifty-six, who lives at 3019 Nebulosa, dos de Noviembre de 1956 mil novecientos cincuenta y seis, y con domicilio en la calle Nebulosa número 3019 tres mil diecinueve, en el Fraccionamiento Jardines del Bosque de esta ciudad, y quien me acredita su legal estancia en el país con su documento migratorio de no inmigrante visitante con salidas múltiples número 514882 cinco, uno, cuatro, ocho, ocho, dos expedido por la Secretaria do Gobernación de Guadalajara, Jalisco. El señor JOSÉ MARÍA GALLARDO TAMAYO, mexicano, casado, originario de Jiquilpan, Michoacán en donde nació el dia 21 veintiuno de enero de 1966 mil novecientos sesenta y seis, de ocupación Abogado, con domicilio en la calle Privada del Niño número 676 seiscientos setenta y seis, en el Fraccionamiento Camino Real de esta ciudad.
in the Fraccionamiento Jardines del Bosque, of this city, and who verifies he is in this country legally with his immigration papers, which permit frequent ingress and egress, number 514882, five, one, four, eight, eight two, issued by the Secretary of State of Guadalajara, Jalisco. Mr. JOSÉ MARÍA GALLARDO TAMAYO, married, Mexican, originally from Jiquilpan, Michoacán, who was born January 21, 1966, nineteen hundred sixty-six, who is a lawyer and lives at 676 Privada del Niño, in the Fraccionamiento Camino Real of this city.

     TERCERO.- El señor DAVE FRANK SIMPSON KRIEDERS, me acredita la legal constitución de “MINERA KENNECOTT”, Sociedad Anónima de Capital Variable y el carácter de Apoderado de la misma con los siguientes documentos que me presenta y doy fe de tener a la vista, de los cuales agregare una copia a mi archivo con el número de la presente acta y la letra que le corresponda y relaciono a continuación:
THIRD. – Mr. DAVE FRANK SIMPSON KRIEDERS, verifies the legal creation of “MINERA KENNECOTT,” Corporation with Variable Capital and the character of the General Agent of the same with the following documents that he presents to me, and I certify having seen them, of which I will file a copy in my archives containing the number and text of the present and corresponding deed.

     a).- CONSTITUCIÓN.- La sociedad “MINERA SANTA VERÓNICA”, Sociedad Anónima de Capital Variable se constituyo en la escritura pública número 11,863 once mil ochocientos sesenta y tres de fecha 3 tres de Julio de 1981 mil novecientos ochenta y uno otorgada ante el Licenciado Adrián Iturbide Galindo, Notario Público número 139 ciento treinta y nueve de la ciudad de México, Distrito Federal, de la cual se desprende que es una sociedad regular constituida legalmente bajo las leyes de la República Mexicana, y con capacidad para realizar a cesión de derechos quo antecede.
a). – CREATION. – The Corporation “MINERA SANTA VERÓNICA,” Corporation with Variable Capital, was created in public deed number 11,863 eleven thousand, eight hundred and sixty-three, dated July 3, 1981, granted before the attorney Adrián Iturbide Galindo, Notary Public number 139 one hundred thirty-nine of Mexico City, of which resulted a regular corporation legally organized under the laws of the Mexican Republic and with authority to realize the assignment of rights aforementioned.

     DATOS DE REGISTRO.- La escritura anterior se encuentra inscrita con el número 25-26 veinticinco guión veintiséis del tomo 47 cuarenta y siete del Libro Primero del Registro Público de Comercio de esta Municipalidad.
DATES OF REGISTRY. – The preceding writing can be found registered as number 25-26 twenty-five, hyphen, twenty-six of page 47 forty-seven in the First Book of the Commercial Public Registry of this City.

     b).- CAM BlO DE DENOMINACIÓN.- En escritura pública número 14,824 catorce mil ochocientos veinticuatro de fecha 28 veintiocho de febrero de 1991 mil novecientos noventa y uno, otorgada ante el Licenciado Armando Galvez Pérez Aragón, Notario Público número 103 ciento tres de la ciudad de México, Distrito Federal se protocolizo el acta de asamblea de accionistas en la que se acordó cambiar la denominación de la sociedad por la de “MINERA KENNECOTT”, Sociedad Anónima de Capital Variable.
b). – CHANGE OF NAME. – In public deed number 14,824 fourteen thousand, eight hundred twenty-four, dated February 28, 1991,before the attorney Armando Galvez Pérez Arragón, Notary Public number 103 one hundred three of Mexico City, the shareholders’ agreement containing the name change of the corporation to “MINERA KENNECOTT,” Corporation with Variable Capital, was recorded.

     DATOS DE REGISTRO.- La escritura anterior so encuentra registrada con el número 326 trescientos veintiséis, del tomo 388 trescientos ochenta y ocho del libro primero del Registro Público de Comercio de esta Municipalidad.
DATES OF REGISTRY. – The preceding writing can be found registered as number 326 three hundred twenty-six of page 388 three hundred eighty-eight in the First Book of the Commercial Public Registry of this City.

     c).- REFORMA INTEGRAL DE ESTATUTOS.- En escritura pública número 40,160 cuarenta y mil ciento sesenta, de fecha 24 veinticuatro de marzo de 1995 mil novecientos noventa y cinco otorgada ante el Licenciado Armando Galvez Pérez Aragón, Notario Público número 103 ciento tres de la ciudad de México, Distrito Federal se formalizó el acta de asamblea de accionistas de la empresa en la que se acordó la reforma total de los estatutos de la sociedad, conservando la denominación de “MINERA KENNECOTT”, Sociedad Anonima de Capital Variable.
c). – REVISION OF THE BYLAWS – In public writing number 40,160 forty thousand, one hundred and sixty, dated March 24, 1995 nineteen hundred and ninety-five, before the attorney, Armando Galvez Pérez Arragón, Notary Public number 103 one hundred three of Mexico City, the shareholders adopted the minutes of the shareholders’ meeting, which approved the complete restatement of the company’s articles of association and preservation of the name “MINERA KENNECOTT” Corporation with Capital Variable was formalized.

     DATOS DE REGISTRO.- La escritura anterior se encuentra registrada con el número 195 ciento noventa y cinco del tomo 627 seiscientos veintisiete del Libro Primero del Registro Público de Comercio de esta Municipalidad.
DATES OF REGISTRY. – The preceding writing can be found registered as number 195 one hundred ninety-five, page 627 six hundred twenty-seven in the First Book of the Commercial Public Registry of this City.

     d).- FACULTADES.- En escritura pública número 60,724 sesenta mil setecientos veinticuatro de fecha 15 quince de Mayo del 998 mil novecientos noventa y ocho otorgada ante el Licenciado Armado Galvez Pérez Aragón, Notarie Público número 103 ciento tres del Distrito Federal, se le confirieron al señor Dave Frank Simpson Krieders, las facultades suficientes para comparecer a la presente firma en representación de la empresa “MINERA KENNECOTT”, Sociedad Anónima de Capital Variable, y al efecto eI mismo manifiesta bajo protesta de decir verdad que las mismas no le han sido revocadas o limitadas a la fecha.
d). AUTHORITY – In public writing number 60,724 sixty-thousand, seven hundred twenty-four, dated May 15, 1998 nineteen hundred and ninety-eight and granted before the attorney Armado Galvez Pérez Aragón, Notary Public number 103 one hundred and three of the Federal District, it was confirmed that Mr. Dave Frank Simpson Krieders, had sufficient capability to appear and represent “MINERA KENNECOTT,” Corporation with Variable Capital, and he declared under oath that at present, his authority had not been revoked or limited.

     DATOS DE REGISTRO.- La escritura anterior se encuentra registrada con el número 96 noventa y seis del tomo 678 seiscientos setenta y ocho del Libro Primero del Registro Público de Comercio de esta Municipalidad.
DATES OF THE REGISTRY. – The preceding writing can be found registered as number 96 ninety-six, page 678 six hundred sixty-eight in the First Book of the Commercial Public Registry of this City.

     CUARTO.- El Licenciado JOSÉ MARÍA GALLARDO TAMAYO me acredita su carácter de Apoderado General y la legal existencia de su representada “MINERA PEÑASQUITO”, Sociedad Anónima de Capital Variable, con el siguiente documento que me presenta y doy fe de tener a la vista, del cual agregare una copia a mi archivo con el número de la presente acta y la letra que le corresponda y relaciono a continuación:
FOURTH. – The attorney JOSÉ MARÍA GALLARDO TAMAYO verifies his character as a General Agent and the legal status of the party he represents, “MINERA PEÑASQUITO,” Corporation with Variable Capital, with the following document, which I certify having viewed, of which I will add a copy to my archives containing the number and text of the present and corresponding deed.

     a).- CONSTITUCIÓN Y FACULTADES.- En escritura pública número 44,340 cuarenta y cuatro mil trescientos cuarenta, de fecha 21 veintiuno de enero de 1999 mil novecientos noventa y nueve, otorgada ante el Licenciado Jorge Robles Farias, Notario Público Adscrito y Asociado al Titular número 12 doce de esta Municipalidad, se constituyo la sociedad “MINERA PEÑASQUITO”, Sociedad Anónima de Capital Variable, y de la misma escritura se desprende que la empresa es una sociedad regular legalmente constituida bajo las leyes de la República Mexicana; en la misma escritura constan las facultades conferidas al Licenciado Gallardo Tamayo, quien manifiesta bajo protesta de decir verdad que las misma no le han sido revocada o limititadas a al fecha.
a). – CREATION AND AUTHORITY. In public writing 44,340 forty-four thousand three hundred and forty, dated January 21, 1999 nineteen hundred and ninety-nine, it is granted before Attorney Jorge Robles Farias, Notary Public Assigned and Associated with Title number 12 twelve of this City, that the corporation “MINERA PEÑASQUITO,” Corporation with Variable Capital was created, and in the same writing it is noted that the business is a regular company legally created under the laws of the Mexican Republic; in the same writing the authority conferred to the Attorney Gallardo Tamayo, who declares under oath that he is being truthful and that at present his authority has not been limited or revoked.

     DATOS DE REGISTRO.- La escritura anterior se encuentra inscrita con el número 204-205 doscientos cuatro guión doscientos cinco del tomo 698 seiscientos noventa y ocho del Libro Primero del Registro Público de Comercio de esta Municipalidad.
DATES OF REGISTRY. – The preceding writing can be found registered as number 204-205 two hundred and four, hyphen, two hundred and five of page 698 six hundred ninety-eight six hundred and ninety-eight in the First Book of the Commercial Public Registry of this City.

     QUINTO.- De que los comparecientes ratifican en este acto el contenido del contrato mencionado en el punto (I) uno, de este documento, así como las firmas que lo calzan, por lo que certifico su voluntad y autenticidad de sus firmas.
FIFTH. – Those appearing confirm this deed contained in the aforementioned contract at point (1) one, of this document by signing, and I verify that they voluntarily signed and the authenticity of their signatures.

     SEXTO.- Leído por los comparecientes el presente instrumento y explicado su valor y consecuencias legales, terminaron de firmarlo de conformidad, en presencia y union del suscrito Corredor Público Número veinte de esta plaza, a las 12:30 doce horas con treinta minuetos del dia de su fecha.
SIXTH. – Having read and reviewed the present instrument and reviewed the legal consequences, those appearing before me were in agreement and signed in the presence of Public Agent Number twenty at this location, at 12:30 twelve thirty on this date.

DOY FE.	CERTIFIED.

MINERA KENNECOTT, Sociedad Anonima de Capital Variable representatda por Dave Frank Simpson	MINERA PEÑASQUITO, Sociedad de Capital Variable representada por el Licenciado José María Gallardo Tamayo	MINERA KENNECOTT, Corporation with Varibale Capital represented by Dave Frank Simpson	MINERA PEÑASQUITO, S.A. DE C.V. represented by Lic. José María Gallardo Tamayo

Ante Mi		Before Me
Lic. Diego Robles Farias		Lic. Diego Robles Farias
Corredor Publico number 20		Public Agent number 20
Plaza Jalisco		Plaza Jalisco

DIRECCION GENERAL DE MINAS	GENRAL DIRECTION OF MINES

REGISTRO PUBLICO DE MINERIA	PUBLIC MINING REGISTER

1/10783	1/07/83

Registrado bajo el número 256 a fojas 169 frente y vuelta del volumen 10 del libro de Actos, Contratos y Convenios Mineros.	Registered under number 256, page 169 front and back of volume 10 in the book of Mining Deeds, Contracts and Agreements.

México, D. F., 21 de Febrero de 2000.	Mexico, D.F., February 21, 2000

EL REGISTRADOR	THE RECORDER

LIC. MA. OLGA GALLARDO MONTOYA	LIC. MA. OLGA GALLARDO MONTOYA

COORDINACION GENERAL DE MINERIA DIRECCION GENERAL DE MINAS DIRECCION DEL CATASTRO MINERO SUBDIRECCION DEL REGISTRO PUBLICO DE MINERIA	GENERAL MINING COORDINATION GENERAL DIRECTION OF MINING DIRECTION OF MINING PROPERTY SUBDIRECTION OF THE PUBLIC MINING REGISTER

610.9	610.9

16441	16441

EXP. – 1/10783	EXP. – 1/10783

ASUNTO: Se deveulve documento registrado (50900)	REGARDGING: Return of registered documents (50900)

México D.F., a 27 JUN. 2000	Mexico, D.F., June 27, 2000

CERTIFICADO CON ACUSE DE RECIBO	CERTIFICATE WITH ACKNOWLEDGMENT OF RECEIPT

MINERA KENNECOTT, S.A. DE C.V.	MINERA KENNECOTT, S.A. DE C.V.
A/C LIC. FRANCISCO HEIRAS MANCERA	c/o LIC. FRANCISCO HIERAS MANCERA
AVE. OCAMPO NO. 3806	AVE. OCAMPO NO. 3806
COL. BELLAVISTA	COL. BELLAVISTA
C.P. 031030 CHIHUAHUA, CHIH.	C.P. 031030 CHIHUAHUA, CHIH.

Adjunto al presente se le envía debidamente registrados el o (los) original (es) del o (los) siguientes documentos:	Enclosed with the following, we are sending you original(s) of the duly registered document(s):

El contrato celebrado el veintinueve de octubre de mil novecientos noventa y nueve, por medio del cual su representada cede en favor de Minera Peñasquito, S.A. DE C.V., representada por José Maria Gallardo Tamayo, entre otros, los derechos derivados de la concesión minera denominada “EL PEÑASQUITO” titulo ciento noventa y seis mil doscientos ochenta y nueve, ubicada en el Municipio de Mazapil, Zacatecas.
The contract certified on October 29, 1999, in which your client assigns to Minera PEÑASQUITO, S.A. DE C.V., and represented by José Maria Gallardo Tamayo, among other things, the rights derived from the mining concession called “EL PEÑASQUITO,” title one hundred ninety-six thousand, two hundred and eighty-nine, located in the city of Mazapil, Zacatecas.

A T E N T A M E N T E	SINCERELY

SUFRAGIO EFECTIVO. NO REELECCION LA SUBDIRECTORA DEL REGISTRO PUBLICO DE MINERIA.	EFFECTIVE SUFFRAGE, NO REELECTION THE SUBDIRECTOR OF THE PUBLIC MINING REGISTER

LIC. MA. OLGA GALLARDO MONTOYA	LIC. MA. OLGA GALLARDO MONTOYA

UN ANEXO	AN ANNEX

199909RPM34008	199909PRM34008